                                                  OCTOBER 28, 1996 SUPPLEMENT TO
                                                    PROSPECTUS DATED MAY 1, 1996

                                    VINTAGE

THE FOLLOWING INFORMATION SUPPLEMENTS THE PROSPECTUSES DATED MAY 1, 1996 FOR THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES, AND FOR THE TRAVELERS FUND BD II FOR VARIABLE ANNUITIES.


Effective October 28, 1996 the MFS EMERGING GROWTH PORTFOLIO (or "Portfolio"), a series of shares under The Travelers Series Trust, is being offered as an additional investment option under the Contracts. Information relating to the Portfolio is provided below.

FEE TABLE INFORMATION:

                                                                                         Total Underlying
                                           Management Fee         Other Expenses*          Fund Expenses
                                           --------------         ---------------        -----------------
MFS Emerging Growth Portfolio                 0.75%                   0.20%                   0.95%

*Based on estimated expenses for 1996; the Portfolio became effective on July
 31, 1996.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:

                                                                               If the Contract is NOT surrendered
                                        If the Contract is surrendered at        at the end of the period shown
                                           the end of the period shown:             or if it is annuitized
---------------------------------------------------------------------------------------------------------------
                                      One       Three   Five      Ten          One     Three    Five     Ten
                                      Year      Years   Years     Years        Year    Years    Years    Years
-------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio
  Standard Death Benefit              $82       127     N/A       N/A          $22     67        N/A     N/A
MFS Emerging Growth Portfolio
  Enhanced Death Benefit              $84       135     N/A       N/A          $24     75        N/A     N/A


INVESTMENT OBJECTIVE
         The investment objective of the MFS Emerging Growth Portfolio is to seek to provide long-term growth of capital by investing primarily in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         Emerging growth companies can be of any size, and the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

         The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.


INVESTMENT ADVISER AND SUBADVISER

         The Investment Adviser for the fund is Travelers Asset Management International Corporation (TAMIC). The Portfolio's Subadviser, MFS, is responsible for the day-to-day management of the Portfolio.

L-12974                                                               10/96